Subsequent Events	6 Months Ended
Jun. 30, 2024
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent Events

Note 11—Subsequent Events

In September 2024, the Company entered into a $150 million capped synthetic royalty funding agreement (the “Yorvipath Agreement”) with Royalty Pharma (the “Purchaser”). Under the terms of the Yorvipath Agreement, Purchaser has agreed to provide the Company an upfront payment of $150 million (the “Purchase Amount”) in exchange for a 3% royalty on net U.S. YORVIPATH revenue (the “Royalty Payments”). The Royalty Payments to the Purchaser will cease upon reaching a multiple of the Purchase Amount of 2.0x, or 1.65x if the Purchaser receives royalties in that amount by December 31, 2029. The Yorvipath Agreement includes certain buy-out options under various terms and conditions.

No other events have occurred after the balance sheet date that would influence the evaluation of these unaudited condensed consolidated interim financial statements.